UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒	Filed by a party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
VOLATO GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

VOLATO GROUP, INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
Dear Stockholder:
You are cordially invited to attend a Special Meeting of Stockholders (the “Special Meeting”) of Volato Group, Inc. (“we,” the “Company” or “Volato Group”). The virtual-only meeting will be held on October 3, 2024 at 9:00 a.m., Eastern Time via live webcast, providing stockholders with the ability to participate in the Special Meeting, vote their shares and ask questions.
Time	9:00 a.m., Eastern Time

Date	October 3, 2024

Place
The Special Meeting of Stockholders of Volato Group, Inc. will be conducted virtually via live webcast. You will be able to attend the Special Meeting by visiting www.virtualshareholdermeeting.com/SOAR2024SM, where you will be able to submit questions and vote online during the meeting.

Purpose	1. Approval of Amendments to the Second Amended and Restated Certificate of Incorporation to Effect a Reverse Stock Split
2. Approval of an Amendment to the Second Amended and Restated Certificate of Incorporation to Increase the Number of Authorized Shares of Class A Common Stock
3. Approval of an Amendment to the Second Amended and Restated Certificate of Incorporation to Allow Stockholders to Act by Written Consent.
4. Ratification of an Amendment to the Second Amended and Restated Bylaws to Reduce the Quorum Requirement from a Majority to Thirty-Three and One-Third Percent (33-1/3%)
5. Approval of an Adjournment of the Special Meeting

Record Date	The Board of Directors of the Company has fixed the close of business on September 3, 2024 as the record date for determining stockholders entitled to notice of and to vote at the meeting.

Meeting Admission
All stockholders as of the record date, or their duly appointed proxies, may attend the virtual meeting. In order to attend the Special Meeting, you must register in advance at www.virtualshareholdermeeting.com/SOAR2024SM and provide the control number located on the Notice of Availability or proxy card. Upon completing your registration, you will receive further instructions via email.

Voting by Proxy
If you are a stockholder of record, you may vote via the internet, by telephone or by submitting a proxy card by mail. If your shares are held in street name, you will receive instructions from your broker or other nominee explaining how to vote your shares, and you may also have the choice of instructing the record holder as to the voting of your shares over the internet or by telephone. Follow the instructions on the voting instruction form you received from your broker or nominee.

Holders of our shares of Class A Common Stock, par value $0.0001 (the “common stock”), owning such shares of record at the close of business on September 3, 2024 are entitled to attend and vote at the Special Meeting and any continuation or adjournment thereof. The enclosed Proxy Statement more fully describes the details of the business to be conducted at the Special Meeting. The Company does not contemplate discussing any other business at the meeting.
Your vote is very important. Please vote whether or not you plan to attend the Special Meeting. Your promptness in voting will assist us in ensuring that a quorum is present or represented. The Notice of Internet Availability of Proxy Materials contains instructions on how to vote online or by telephone. If you have received a paper copy of our proxy materials, please mark, date, and sign and return the enclosed proxy card in the accompanying reply envelope to ensure receipt by our tabulator. You may also vote on-line or by phone by following the instructions contained in the accompanying Proxy Statement.
Sincerely,
/s/ Matthew Liotta
Matthew Liotta
Chair and Chief Executive Officer
Chamblee, Georgia
September 3, 2024

Page
GENERAL INFORMATION	1
PROPOSAL 1: APPROVAL OF AMENDMENTS TO THE SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT	6
PROPOSAL 2: APPROVAL OF AN AMENDMENT TO THE SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK	10
PROPOSAL 3: APPROVAL OF AN AMENDMENT TO THE SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ALLOW STOCKHOLDER ACTION BY WRITTEN CONSENT	12
PROPOSAL 4: RATIFICATION OF AN AMENDMENT TO THE SECOND AMENDED AND RESTATED BYLAWS TO REDUCE THE QUORUM REQUIREMENT FROM A MAJORITY TO THIRTY-THREE AND ONE-THIRD PERCENT (33 1/3%)	13
PROPOSAL 5: APPROVAL OF AN ADJOURNMENT OF THE SPECIAL MEETING	14
WHERE YOU CAN FIND MORE INFORMATION	16
IMPORTANT NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS	16
OTHER BUSINESS	16
i

VOLATO GROUP, INC.
PROXY STATEMENT
FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 3, 2024
AT 9:00 A.M. EASTERN TIME
This Proxy Statement is furnished in connection with the solicitation of your proxy on behalf of the Board of Directors (the “Board”) by Volato Group, Inc., a Delaware corporation, for use at a Special Meeting of Stockholders (the “Special Meeting”) to be held virtual via live webcast, on October 3, 2024, at 9:00 a.m. Eastern Time and at any adjournment or postponement thereof. You will be able to attend the Special Meeting virtually by visiting www.virtualshareholdermeeting.com/SOAR2024SM. Our Board has fixed the close of business on September 3, 2024 as the record date (“Record Date”) for determining Volato Group stockholders entitled to notice of and to vote at the Special Meeting and at any adjournment or postponement thereof.
Important Notice Regarding the Internet Availability of Proxy Materials for the Special Meeting. On or about September 3, 2024, the Company started mailing to its stockholders the Notice of Special Meeting of Stockholders, Proxy Statement, and form of proxy card (collectively, the “Proxy Materials”). The Proxy Materials are available online at www.proxyvote.com. Stockholders who receive a paper copy of the Proxy Materials, including this Proxy Statement and a form of proxy card or instruction card, may vote online, by telephone or by mail.
GENERAL INFORMATION
When Are This Proxy Statement and the Accompanying Materials Scheduled to Be Sent to Stockholders?
We have elected to provide access to our proxy materials to our stockholders via the internet. Accordingly, on or about September 3, 2024, we will begin mailing to our stockholders a Notice of Internet Availability containing instructions on how to access our proxy materials, including our proxy statement. The Notice of Internet Availability also instructs you on how to submit your proxy or voting instructions through the internet or to request a paper copy of our proxy materials, including a proxy card or voting instruction form that includes instructions on how to submit your proxy or voting instructions by mail or telephone. For shares held in street name (held for your account by a broker or other nominee), you will receive a voting instruction form from your broker or nominee.
Why Did I Receive a Notice of Internet Availability of Proxy Materials Instead of a Full Set of Proxy Materials?
Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we are providing access to our proxy materials over the internet rather than printing and mailing the proxy materials. We believe electronic delivery will expedite the receipt of materials, will help lower our costs and reduce the environmental impact of our Special Meeting materials. Therefore, a Notice of Internet Availability will be mailed to holders of record and beneficial owners of our common stock starting on or around September 3, 2024. The Notice of Internet Availability will provide instructions as to how stockholders may access and review the proxy materials, including the Notice of Special Meeting, Proxy Statement and proxy card, on the website referred to in the Notice of Internet Availability or, alternatively, how to request that a copy of the proxy materials, including a proxy card, be sent to stockholders by mail. The Notice of Internet Availability will also provide voting instructions. In addition, stockholders of record may request to receive the proxy materials in printed form by mail, or electronically by email, on an ongoing basis for future stockholder meetings. Please note that while our proxy materials are available at the website referenced in the Notice of Internet Availability, and our Notice of Special Meeting and Proxy Statement are available on our website, no other information contained on either website is incorporated by reference in or considered to be a part of this document.
What Am I Voting On?
At the Special Meeting, the stockholders will be asked to consider and vote upon the following proposals:
•	Approval of Amendments to the Second Amended and Restated Certificate of Incorporation to Effect a Reverse Stock Split (the “Reverse Stock Split Proposal”)

•	Approval of an Amendment to the Second Amended and Restated Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock (the “Authorized Share Increase Proposal”)
•	Approval of an Amendment to the Second Amended and Restated Certificate of Incorporation to Allow Stockholders to Act by Written Consent (the “Written Consent Proposal”)
•
Ratification of an Amendment to the Second Amended and Restated Bylaws to Reduce the Quorum Requirement from a Majority to Thirty-Three and One-Third Percent (33-1/3%) (the “Bylaws Amendment Proposal”)

•
Approval of the Adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Reverse Stock Split Proposal, the Authorized Share Increase Proposal, the Written Consent Proposal or the Bylaws Amendment Proposal (the “Adjournment Proposal”)

Who Is Entitled to Vote?
Holders of our shares of common stock as of the Record Date may vote at the Special Meeting. A total of 29,534,339 shares of common stock of the Company were outstanding on September 3, 2024 and entitled to be voted at the meeting. Holders of our shares of common stock have one vote for each share of common stock held on the Record Date. See “How Do I Cast My Vote?” below.
Who Is Soliciting My Vote?
The Board of Directors of Volato Group, Inc. is soliciting your vote for the Special Meeting of Stockholders.
How Does the Board Recommend I Vote?
The Board recommends that you vote your shares:
•	“FOR” the Reverse Stock Split Proposal.
•	“FOR” the Authorized Share Increase Proposal.
•	“FOR” the Written Consent Proposal.
•	“FOR” the Bylaws Amendment Proposal.
•	“FOR” the Adjournment Proposal.
You should carefully consider the detailed discussion of these proposals contained later in this Proxy Statement before voting your shares. If no instructions are indicated, your proxy will be voted FOR each proposal.
How Do I Vote?
If you are a stockholder of record and your shares are registered directly in your name, you may vote:
•
By Internet. If you received the Notice of Internet Availability or a printed copy of the proxy materials, please follow the instructions in the Notice of Internet Availability or on the proxy card. Votes submitted by internet must be received by 11:59 p.m. Eastern Time on October 2, 2024.

•
By Telephone. If you received a printed copy of the proxy materials, please follow the instructions on the proxy card. Votes submitted by telephone must be received by 11:59 p.m. Eastern Time on October 2, 2024.

•
By Mail. If you received a printed copy of the proxy materials, please complete, sign, date and mail your proxy card in the enclosed, postage-prepaid envelope. If you sign and return the enclosed proxy card but do not specify how you want your shares voted, they will be voted FOR each proposal, and will be voted according to the discretion of the proxy holder upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. If you are mailed or otherwise receive or obtain a proxy card or voting instruction form, and you choose to vote by internet or by telephone, you do not have to return your proxy card or voting instruction form. Votes submitted by mail must be received by October 2, 2024.

•
In Person at the Special Meeting. You may also vote in person by attending the virtual Special Meeting by visiting www.virtualshareholdermeeting.com/SOAR2024SM. To attend the virtual Special Meeting and vote your shares, you must register in advance at www.proxyvote.com and provide the control number located on your Notice of Internet Availability or proxy card.

If your shares of common stock are held in street name (held for your account by a broker or other nominee):
•	By Internet or By Telephone. You will receive instructions from your broker or other nominee if you are permitted to vote by internet or telephone.
•	By Mail. You will receive instructions from your broker or other nominee explaining how to vote your shares by mail.
How Do I Attend the Special Meeting?
We will be hosting our Special Meeting online via live webcast at www.virtualshareholdermeeting.com/SOAR2024SM. Any stockholder can attend the Special Meeting by registering at www.proxyvote.com. In order to attend the Special Meeting, you must register in advance at www.proxyvote.com and provide the control number located on your Notice of Internet Availability or proxy card. Upon completing your registration, you will receive further instructions via email. The Special Meeting will start at 9:00 a.m. Eastern Time on October 3, 2024.
Why Are You Holding a Virtual Special Meeting?
We are utilizing a virtual-only meeting format in order to leverage technology to enhance stockholder access to the Special Meeting by enabling attendance and participation from any location. We believe that the virtual-only meeting format will give stockholders the opportunity to participate fully and equally, and without cost, and to exercise the same rights as if they had attended an in-person meeting. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the Special Meeting so that they can ask questions of our board of directors or management.
Who Pays the Cost for Soliciting Proxies?
The Company will pay the cost for the solicitation of proxies by the Board. The solicitation of proxies will be made primarily by mail and through internet access to materials. Proxies may also be solicited personally, by telephone, fax or email by employees of the Company without any remuneration to such individuals other than their regular compensation. The Company will also reimburse brokers, banks, custodians, other nominees and fiduciaries for forwarding these materials to their principals to obtain the authorization for the execution of proxies.
Will My Shares Be Voted if I Do Not Return My Proxy?
If your shares are registered directly in your name, you are a “stockholder of record” who may vote at the Special Meeting. As the stockholder of record, you have the right to direct the voting of your shares by voting over the internet, by telephone, by returning your proxy or by voting online during the Special Meeting.
If your shares are held in an account at a bank or at a brokerage firm or other nominee holder, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your bank, broker or other nominee who is considered the stockholder of record for purposes of voting at the Special Meeting. As the beneficial owner, you have the right to direct your bank, broker or other nominee on how to vote your shares and to participate in the Special Meeting. You will receive instructions from your bank, broker or other nominee explaining how you can vote your shares and whether they permit internet or telephone voting. Follow the instructions from your bank, broker or other nominee included with these proxy materials, or contact your bank, broker or other nominee to request a proxy form. We encourage you to provide voting instructions to your bank, broker or other nominee by giving your proxy to them. This ensures that your shares will be voted at the Special Meeting according to your instructions. If you want to vote in person virtually at the Special Meeting, you must register in advance at www.proxyvote.com. You may be instructed to obtain a legal proxy from your broker, bank or other nominee and to submit a copy in advance of the meeting. Further instructions will be provided to you as part of your registration process.

If you do not give instructions to your brokerage firm, the brokerage firm will still be able to vote your shares with respect to certain “routine” items, but will not be allowed to vote your shares with respect to “non-routine” items. A “broker non-vote” refers to a share represented at the meeting held by a broker, as to which instructions have not been received from the beneficial owner or person entitled to vote such shares and with respect to which, on one or more but not all matters, the broker does not have discretionary voting power to vote such share.
What Vote Is Required for Approval or Ratification of the Proposals?
Assuming the presence, in person or represented by proxy, of a quorum:
•
Approval of the Reverse Stock Split Proposal requires the affirmative vote of a majority of votes cast (excluding abstentions and broker non-votes) on the Reverse Stock Split Proposal. Abstentions and broker non-votes will have no effect on the outcome of the Reverse Stock Split Proposal.

•
Approval of the Authorized Share Increase Proposal requires the affirmative vote of a majority of votes cast (excluding abstentions and broker non-votes) on the Authorized Share Increase Proposal. Abstentions and broker non-votes will have no effect on the outcome of the Authorized Share Increase Proposal.

•
Approval of the Written Consent Proposal requires the affirmative vote of a majority of votes cast (excluding abstentions and broker non-votes) on the Written Consent Proposal. Abstentions and broker non-votes will have no effect on the outcome of the Written Consent Proposal.

•
Ratification of the Bylaws Amendment Proposal requires the affirmative vote of a majority of votes cast (excluding abstentions and broker non-votes) on the Bylaws Amendment Proposal. Abstentions and broker non-votes will have no effect on the outcome of the Bylaws Amendment Proposal.

•
Approval of the Adjournment Proposal requires the affirmative vote of a majority of votes cast (excluding abstentions and broker non-votes) on the Adjournment Proposal. Abstentions and broker non-votes will have no effect on the outcome of the Adjournment Proposal.

Could Other Matters Be Decided at the Special Meeting?
The Company does not know of any other matters that may be presented for action at the Special Meeting. Should any other business come before the meeting, the persons named on the enclosed proxy will have discretionary authority to vote the shares represented by such proxies in accordance with their best judgment. If you hold shares through a broker, bank or other nominee as described above, they will not be able to vote your shares on any other business that comes before the Special Meeting unless they receive instructions from you with respect to such matter.
Can I Change My Vote?
You may revoke your proxy at any time before it is voted by notifying the Company’s Secretary in writing, by returning a signed proxy with a later date, by transmitting a subsequent vote over the internet or by telephone prior to the close of the internet voting facility or the telephone voting facility. You may also attend the virtual meeting and vote during the meeting. If your stock is held in street name, you must contact your broker or nominee for instructions as to how to change your vote.
How Is a Quorum Reached?
The presence, by virtual attendance or by proxy, of holders of at least a majority of the outstanding shares entitled to vote is necessary to constitute a quorum for the transaction of business at the Special Meeting. Voted withheld, abstentions and broker non-votes, if any, will be counted for purposes of determining whether a quorum is present for the transaction of business at the meeting.
What Does It Mean If I Receive More Than One Notice of Annual Meeting of Stockholders or One Proxy Card?
Your shares are probably registered in more than one account. You should vote all of your shares.

What Happens If the Special Meeting Is Postponed or Adjourned?
Your proxy may be voted at the postponed or adjourned meeting. You will still be able to change your proxy until it is voted.
How Can I Find Out the Results of the Voting at the Special Meeting?
Preliminary voting results will be announced at the Special Meeting. Final voting results will be published in a Current Report on Form 8-K (“Form 8-K”) that we expect to file with the SEC within four business days after the Special Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Special Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.
What Does It Mean If I Receive More than One Proxy Card or Voting Instruction Form?
It means that you have multiple accounts at the transfer agent or with brokers. Please complete and return all proxy cards or voting instruction forms to ensure that all of your shares are voted.
What If I Have Technical Difficulties or Trouble Accessing the Special Meeting?
If you encounter difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting log-in page.
Who Should I Call If I Have Any Additional Questions?
If you hold your shares directly, please call the Secretary of the Company at 844-399-8998. If your shares are held in street name, please contact the telephone number provided on your voting instruction form or contact your broker or nominee holder directly.

PROPOSAL 1: AMENDMENTS TO THE SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT
The Board is submitting to the stockholders for approval of discretionary authority to file, amendments (the “Amendments”) to the Company’s Second Amended and Restated Certificate of Incorporation (the “Current Charter”), to effect a reverse stock split (the “Reverse Stock Split”) of the Company’s issued and outstanding common stock at a ratio ranging between 1-for-2 and 1-for-25, with such ratio to be determined at the sole discretion of the Board. Pursuant to the law of the State of Delaware, our state of incorporation, the Board must adopt any amendment to our Current Charter and submit such amendment to stockholders for their approval. The form of proposed Amendments, which would be filed with the Secretary of State of the State of Delaware, is attached to this proxy statement as Annex A.
If this proposal (the “Reverse Stock Split Proposal”) is approved, stockholders will approve alternative Amendments pursuant to which a whole number of outstanding shares of our common stock between two (2) and twenty-five (25), inclusive, would be combined into one share of our common stock. Upon receiving stockholder approval, the Board will have the authority, but not the obligation, in its sole discretion and without further action by our stockholders, to (i) elect whether to effect the Reverse Stock Split and, if so, to determine the reverse stock split ratio from among the approved range described above and (ii) effect the Reverse Stock Split by filing a Certificate of Amendment (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware, and all other amendments will be abandoned.
Even if our stockholders approve the Reverse Stock Split Proposal, we reserve the right not to effect the Reverse Stock Split if the Board does not deem it to be in the best interests of our stockholders. The Board’s decision as to whether and when to effect the Reverse Stock Split will be based on a number of factors, including market conditions, the historical, existing and expected trading price of our common stock, the anticipated impact of the reverse stock split on the trading price and number of holders of our common stock, and the continued listing requirements of the NYSE American LLC (the “NYSE American”). Upon filing of the Certificate of Amendment, depending on the ratio ranging between 1-for-2 and 1-for-25, shares of outstanding Common Stock will be automatically converted.
Purposes of the Reverse Stock Split
On August 23, 2024, our Board approved the proposed Amendments to effect the Reverse Stock Split. Our Board is submitting the Reverse Stock Split Proposal to our stockholders for approval with the primary intent of increasing the market price of our common stock to enhance our ability to meet the continued listing requirements of the NYSE American and to make our common stock more attractive to a broader range of institutional and other investors.
Under Section 1003(f)(v) of the NYSE American Company Guide, in the event of a common stock selling for a substantial period of time at a low price per share, NYSE American will consider delisting that stock. Our Common Stock has been traded below one dollar since July 1, 2024. Reducing the number of outstanding shares of our common stock should, absent other factors, increase the per share market price of our common stock. The Board believes it is in the best interest of the Company and its stockholders to effectuate the Reverse Stock Split to increase the trading price of our common stock.
We also believe that the Reverse Stock Split, if implemented, will make our common stock more attractive to a broader range of institutional and other investors, as we believe that the current market price of our common stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of the Company’s common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. We believe that, if approved and implemented by our Board, the Reverse Stock Split will make our common stock a more attractive and cost-effective investment for many investors.

The Board would effect the Reverse Stock Split only upon its determination that the Reverse Stock Split would be in the Company’s and our stockholders’ best interests following stockholder approval. If the Reverse Stock Split were to be implemented, the Board would determine the exact exchange ratio for the Reverse Stock Split (which will be within the range of 1-for-2 and 1-for-25), set the timing for the Reverse Stock Split and file the Certificate of Amendment. No further action on the part of stockholders is required to either implement or abandon the Reverse Stock Split. The Board will also publicly announce, prior to the effective date of the Reverse Stock Split, additional details regarding the Reverse Stock Split. The Board reserves its right to elect not to proceed, and to abandon, the Reverse Stock Split if it determines, in its sole discretion, that this proposal is no longer in our best interests.
We cannot assure you that the Reverse Stock Split will have any of the desired effects described above. More specifically, we cannot assure you that after the Reverse Stock Split the market price of our common stock will increase proportionately to reflect the ratio for the Reverse Stock Split, that the market price of our common stock will not decrease to its pre-split level, or that our market capitalization will be equal to the market capitalization before the Reverse Stock Split.
Determination of Ratio
The ratio of the Reverse Stock Split, if approved and implemented, will be a ratio ranging from 1-for-2 and 1-for-25, as determined by our Board in its sole discretion. Our Board believes that stockholder approval of a range of potential exchange ratios, rather than a single exchange ratio, is in the best interests of our stockholders because it provides our Board with the flexibility to achieve the desired results of the reverse stock split and because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented.
Our Board would carry out the Reverse Stock Split only upon its determination that a reverse stock split would be in the best interests of our stockholders at that time. Our Board would then set the ratio for the Reverse Stock Split in an amount it determines is advisable and in the best interests of the stockholders considering relevant market conditions at the time the Reverse Stock Split is to be implemented. The selection of the final Reverse Stock Split ratio (within the approved range) will be made based on optimizing the price of our common stock vis-à-vis confidently meeting the NYSE American continued listing requirements, and may not be near the upper end of the approved range. In determining the ratio, following receipt of stockholder approval, our Board may consider, among other things:
•	the historical and projected performance of our common stock;
•	the potential devaluation of the Company’s market capitalization as a result of a reverse stock split;
•	prevailing market conditions;
•	general economic and other related conditions prevailing in our industry and in the marketplace;
•	the projected impact of the selected reverse stock split ratio on trading liquidity in our common stock and our ability to list our common stock on NYSE American;
•	our capitalization (including the number of shares of our common stock issued and outstanding); and
•	the prevailing trading price for our common stock and the volume level thereof.
Effect of the Reverse Stock Split on Holders of Common Stock
If the Reverse Stock Split is implemented, each stockholder will own a reduced number of shares of our common stock with such number of shares dependent on the ratio selected by the Board. For example, if the Board approves of a 1-for-10 reverse stock split, a stockholder owning 1,000 shares of Common Stock prior to such reverse stock split would hold 100 shares of Common Stock following such reverse stock split. The higher the ratio, the greater the reduction of related shares each stockholder, post reverse stock split, will experience.
The Reverse Stock Split will be realized simultaneously and uniformly for all holders of our common stock and will not affect any stockholder’s percentage ownership interest in our Company. The actual number of shares of common stock issued and outstanding after giving effect to the Reverse Stock Split, if implemented, will depend on the reverse stock split ratio.
Record Holders — Our stockholders of record hold their shares in certificated form, direct registration system (“DRS”) form, book-entry form or some combination of certificated, DRS and book-entry form. If the Reverse

Stock Split is implemented, all stockholders of record will receive a transmittal letter from our transfer agent, Continental Stock Transfer & Trust Company (“Continental”), who we expect to act as our exchange agent. The letter of transmittal will contain instructions on how to surrender your certificates, if any, representing your shares of our pre-split common stock to Continental, as well as certain other necessary information. Expenses incurred by us with respect to the exchange of shares held of record, including but not limited to expenses arising from the exchange of shares held in DRS and book-entry form, will be borne by Volato Group.
Beneficial Holders — Upon the effectiveness of the Reverse Stock Split, shares held by stockholders in “street name,” through a bank, broker or other nominee, will be treated in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to implement the Reverse Stock Split for their beneficial holders holding our common stock in “street name.” However, these banks, brokers or other nominees may have different procedures than those that apply to registered stockholders for processing the Reverse Stock Split and treatment of fractional share interests. If a stockholder holds shares of our common stock with a bank, broker or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker or other nominee.
Fractional Share Interests — We do not intend to issue fractional shares in connection with or as a result of the reverse stock split. Therefore, we do not expect to issue certificates representing fractional shares. If the reverse stock split is approved and effected, stockholders of record who would otherwise hold fractional shares because the number of shares of common stock they hold before the Reverse Stock Split is not evenly divisible by the reverse stock split ratio will be rounded up to the nearest whole share. We do not expect that the rounding up of fractional shares will materially affect our number of record holders.
We do not intend for the Reverse Stock Split to constitute, or be the first step in, a series of plans or proposals for, a “going private” transaction pursuant to Rule 13e-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Following the Reverse Stock Split, we intend for our common stock to remain registered under the Exchange Act and to continue to comply with the reporting requirements of such Exchange Act.
CUSIP Number
If the Reverse Stock Split is implemented, our common stock will receive a new CUSIP number, which is the number used to identify the Company’s equity securities, and stock certificates with the older CUSIP number will need to be exchanged for stock certificates with the new CUSIP number. We expect that our common stock would continue to be reported on the NYSE American under the symbol “SOAR.”
Procedure for Implementing the Reverse Stock Split
If approved by the stockholders and the Board implements the Reverse Stock Split, it would become effective at such time as the Certificate of Amendment, substantially in the form attached hereto as Annex A, is filed with the Secretary of State of Delaware. Following the Reverse Stock Split, each certificate representing shares of our common stock will be deemed for all corporate purposes to evidence ownership of the number of whole shares into which the shares previously represented by the certificate were combined pursuant to the Reverse Stock Split. The number of shares of common stock the Company is authorized to issue will not be reduced.
Accounting Matters
The Reverse Stock Split will not affect the par value of our common stock. As a result, as of the effective time of the Reverse Stock Split, the stated capital attributable to our common stock on our balance sheet will be reduced proportionally based on the reverse stock split ratio effected by the Board, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of common stock will be restated in future financial statements to give retroactive effect to the Reverse Stock Split, as there will be fewer shares of our common stock outstanding.
No Appraisal Rights
Under the General Corporation Law of the State of Delaware (the “DGCL”), our stockholders are not entitled to appraisal rights with respect to the proposed Amendments to effect the Reverse Stock Split, and we will not independently provide stockholders with any such rights.

Certain United States Federal Income Tax Consequences of the Reverse Stock Split
The following is a summary of certain material United States federal income tax consequences of the Reverse Stock Split to stockholders. It addresses only the tax consequences to a United States holder that holds the pre-reverse stock split shares and post-reverse stock split shares as capital assets (generally, property held for investment). This summary is based upon the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations promulgated thereunder, administrative rulings and judicial decisions as of the date hereof, all of which may change, possibly with retroactive effect, resulting in United States federal income tax consequences that may differ from those discussed below. This discussion is a summary for general information purposes only and does not address all aspects of United States federal income taxation that may be relevant to stockholders in light of their particular circumstances or to stockholders that may be subject to special tax rules, including, but not limited to, (i) banks, insurance companies, or other financial institutions; (ii) regulated investment companies; (iii) broker-dealers; (iv) tax-exempt entities; (v) traders in securities that elect to use the mark-to-market method of accounting; (vi) persons holding common stock in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction; (vii) persons who acquired common stock in connection with employment or the performance of services; and (viii) stockholders subject to the alternative minimum tax. We have not sought any ruling from the Internal Revenue Service with respect to the statements made and the conclusions reached in the following summary, and there can be no assurance that the Internal Revenue Service will agree with such statements and conclusions. In addition, this summary of certain United States federal income tax consequences does not address the tax consequences arising under the laws of any foreign, state or local jurisdiction.
EACH STOCKHOLDER IS URGED TO CONSULT WITH SUCH STOCKHOLDER’S OWN TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT.
As used herein, the term United States holder means a stockholder that is, for federal income tax purposes: (i) a citizen or resident of the United States; (ii) a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States, any state of the United States or the District of Columbia; (iii) an estate the income of which is subject to federal income tax regardless of its source; or (iv) a trust if a United States court is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust.
If a partnership (including any entity or arrangement treated as a partnership for United States federal income tax purposes) holds shares of common stock, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Partnerships holding common stock and the partners therein should consult their tax advisors regarding the tax consequences to them of the reverse stock split.
The Reverse Stock Split should be treated as a recapitalization under Section 368(a)(1)(E) of the Code for United States federal income tax purposes. Therefore, no gain or loss will be recognized by a stockholder on account of the reverse stock split. The aggregate tax basis in the common stock received pursuant to the reverse stock split should equal the aggregate tax basis in the common stock surrendered, and the holding period for the common stock received should include the holding period for the common stock surrendered.
To ensure compliance with Treasury Department Circular 230, each holder of common stock is hereby notified that: (a) any discussion of U.S. federal tax issues in this Proxy Statement is limited in scope and not intended or written to be used, and cannot be used, by such holder for the purpose of (i) avoiding penalties that may be imposed on such holder under the Internal Revenue Code or (ii) promoting, marketing or recommending to another party any transaction or matter addressed in this communication; (b) any such discussion has been included to support the marketing or promotion of the reverse stock split on the terms described herein; and (c) each such holder should seek advice based on his, her or its particular circumstances from an independent tax advisor.
Required Vote
Approval of the Reverse Stock Split Proposal requires the affirmative vote of a majority of votes cast (excluding abstentions and broker non-votes) on this proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
THE REVERSE STOCK SPLIT PROPOSAL.

PROPOSAL 2: AMENDMENT TO THE SECOND AMENDED AND
RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF
AUTHORIZED SHARES OF COMMON STOCK
Our Current Charter authorizes us to issue a total of 81,000,000 shares, consisting of two classes as follows: (a) 80,000,000 shares of Class A common stock, and (b) 1,000,000 shares of preferred stock (“Preferred Stock”), each with a par value of $0.0001 per share. Our Board has approved, and is seeking stockholder approval of discretionary authority to file, an amendment to our Current Charter (the “Authorized Shares Amendment”) to implement an increase in the number of shares of authorized common stock from 80,000,000 shares to 200,000,000 shares (the “Authorized Share Increase”).
The Board has unanimously determined that the Authorized Shares Amendment is advisable and in the best interests of the Company and our stockholders. In accordance with the DGCL, we are hereby seeking approval of the Authorized Shares Amendment by our stockholders and recommend that our stockholders approve the Authorized Share Increase Proposal.
Purpose of the Authorized Share Increase
The Board believes that the proposed increase in the number of authorized shares of common stock will benefit the Company by improving our flexibility to promptly and appropriately use its common stock for business and financial purposes in the future. These business opportunities may include, but are not limited to, potential strategic transactions (such as mergers, acquisitions, and other business combinations), future stock dividends, equity or equity-linked offerings and other capital-raising or financing transactions, grants and awards under stock plans, and other types of general corporate purpose transactions. Without an increase in the number of authorized shares of common stock, the Company may be constrained in its ability to raise capital in a timely fashion or at all and may lose important business opportunities, which could adversely affect our financial performance and growth. We believe that it is important to have the flexibility to issue shares of common stock beyond the limited amount remaining.
Potential Effects of Approving the Authorized Shares Amendment
The proposed increase in the number of authorized shares of common stock will not have any immediate effect on the rights of our existing stockholders. However, the Board will have the authority to issue the additional shares of common stock without requiring future stockholder approval of such issuances, except as may be required by applicable law or rules of any stock exchange on which our securities may be listed, including the NYSE American. The issuance of additional shares of common stock may decrease the relative percentage of equity ownership of our existing stockholders, thereby diluting the voting power of their common stock. The perception that there might be additional dilution to our existing stockholders may put pressure on our stock price.
While the issuance of additional shares of common stock may be deemed to have potential anti-takeover effects, including by delaying or preventing a change in control of the Company through subsequent issuances of these shares and the other reasons set forth above, which, among other things, could include issuances in one or more transactions that would make a change in control of the Company more difficult, and therefore, less likely, this proposal to increase the authorized shares of common stock is not prompted by any specific effort of which we are aware to accumulate shares of our common stock or obtain control of the Company. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of common stock as compared to the then-existing market price. Although the issuance of additional shares of common stock could, under certain circumstances, have an anti-takeover effect, this proposal to adopt the Authorized Shares Amendment is not in response to any effort to which the Company is aware to accumulate common stock or obtain control of the Company.
The additional authorized shares of common stock would have the same rights and privileges as the shares of common stock currently outstanding. Stockholders do not have preemptive rights with respect to our common stock. Therefore, should the Board determine to issue additional shares of common stock, existing stockholders would not have any preferential rights to purchase such shares in order to maintain their proportionate ownership thereof.We can provide no assurance that we will be successful in amending the Current Charter to increase the number of shares of common stock that are available for issuance, or that the Authorized Shares Amendment will not have an adverse effect on our stock price.

Potential Effects of Not Approving the Authorized Share Increase Proposal
If the Company’s shareholders do not approve the Authorized Share Increase Proposal, then the Company will not be able to increase the total number of authorized shares of common stock from 80,000,000 to 200,000,000 which, therefore, could prevent the Company from continuing the pursuit of effective strategies to access capital in the public and private markets.
In the event the Reverse Stock Split Proposal is approved but Authorized Share Increase Proposal is not approved, the total number of authorized shares of common stock will remain unchanged at 80,000,000. The number of issued and outstanding shares will decrease proportionally after the Reverse Stock Split is effectuated, depending on the reverse stock split ratio determined by the Board. If both proposals are approved by our stockholders, the total number of authorized shares of common stock will increase to 200,000,000 while the number of issued and outstanding shares will also be reduced as previously described. The effect will be that the Company will have more authorized shares of common stock in reserve for future issuances.
Required Vote
Approval of the Authorized Share Increase Proposal requires the affirmative vote of a majority of votes cast (excluding abstentions and broker non-votes) on this proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
THE AUTHORIZED SHARE INCREASE PROPOSAL.

PROPOSAL 3: AMENDMENT TO THE SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ALLOW STOCKHOLDER ACTION BY WRITTEN CONSENT
Our Current Charter prohibits our stockholders from acting by written consent. Our Board has approved and is seeking stockholder approval of discretionary authority to file an amendment to our Current Charter (the “Written Consent Proposal”) to permit stockholders to act by written consent. The form of amendment (the “Written Consent Amendment”), which would be filed with the Secretary of State of the State of Delaware, is attached to this proxy statement as Annex B.
The Board has unanimously determined that the Written Consent Amendment is advisable and in the best interests of the Company and our stockholders. In accordance with the DGCL, we are hereby seeking approval of the Written Consent Amendment by our stockholders and recommend that our stockholders approve such this proposal.
Reasons for the Written Consent Proposal
Section 228(a) of the DGCL provides that, unless otherwise provided in the certificate of incorporation, any action required to be taken at any annual or special meeting of stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.
The Written Consent Amendment would allow for any action required or permitted to be taken by the Company’s stockholders at a meeting of stockholders to be effected by written consent, assuming such consent is signed by the requisite holders necessary to authorize or take such action . The Board is committed to strong corporate governance and believes in maintaining policies and practices that serve the best interests of all of the Company’s stockholders. The Board recognizes that the use of written consents gives stockholders the flexibility of adopting resolutions without the expense of a stockholders’ meeting. The Board believes that authorizing stockholder action via written consent is fair to, and in the best interests of, the Company and the Company’s stockholders.
The form of the Written Consent Amendment is attached to this Proxy Statement as Annex B.
Effect of Vote in Favor of the Written Consent Proposal
If this proposal is approved by the Company’s stockholders, we intend to file the Written Consent Amendment in the form attached hereto in Annex B with the Secretary of State of the State of Delaware as soon as practicable thereafter. The Board may, at any time prior to effectiveness, abandon the Written Consent Proposal without further action by the stockholders or the Board (even if the requisite stockholder vote is obtained). The Board may also approve a corresponding amendment to the Bylaws to allow for stockholder action via written consent.
Additional Information
This summary is intended to provide you with basic information concerning the Written Consent Amendment. The full text of the Written Consent Amendment is included as Annex B to this Proxy Statement.
Required Vote
Approval of the Written Consent Proposal requires the affirmative vote of a majority of votes cast (excluding abstentions and broker non-votes) on this proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.
OUR BOARD RECOMMENDS THAT YOU VOTE “FOR”
APPROVAL OF THE WRITTEN CONSENT PROPOSAL.

PROPOSAL 4: RATIFICATION OF THE BYLAWS AMENDMENT
General
Acting in accordance with the DGCL, our Board approved and adopted an amendment (the “Bylaws Amendment”) of the Company’s Second Amended and Restated Bylaws (the “Bylaws”) that reduces the quorum for stockholder meetings from a majority to thirty-three and one-third percent (33-1/3%) of the voting power of all outstanding shares of capital stock of the Company. No other change was made to the Bylaws. The Board has determined that the Bylaws Amendment is in the Company’s best interests, and is asking stockholders to consider and, if they deem appropriate, to ratify the Bylaws Amendment.
Reasons for the Amending the Bylaws
A quorum is the minimum amount of voting power that must be present in person or by proxy at a stockholder meeting, as accounted for by number of outstanding shares of stock entitled to vote at such a meeting, in order for that meeting to be validly held. It is a requirement under Delaware law that a company specifies its quorum for its stockholder meetings by defining the proportion of the voting power that constitutes a quorum in its certificate of incorporation or bylaws.
Under our current Bylaws, the majority of outstanding shares entitled to vote constitutes a quorum. The Company has a wide stockholder base, which can make it very difficult to obtain a sufficient number of responses from stockholders to achieve a quorum at a stockholder meeting. Obtaining responses may require substantial time, money, and resources, which could result in considerable costs and expenses to the Company. Therefore, the Board has determined that it is in the best interest of the Company and the stockholders to lower the quorum requirement to 33-1/3% and recommends that stockholders vote to ratify this Bylaws Amendment.
By adopting the Bylaws Amendment, we will reduce the risk of us failing to achieve the required quorum for any stockholder meetings in the future, which would require adjournment of meetings and incur additional costs, including but not limited to, increased meeting costs, proxy solicitors’ expenses, and business disruptions. The Board also believes that the 33-1/3% quorum requirement is high enough to ensure that a broad range of stockholders are present at a stockholder meeting in person or by proxy.
Additional Information
This summary is intended to provide you with basic information concerning the Bylaws Amendment. The full text of the Bylaws Amendment is included as Annex C to this Proxy Statement.
Required Vote
Ratification of the Bylaws Amendment requires the affirmative vote of a majority of votes cast (excluding abstentions and broker non-votes) on this proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
THE BYLAWS AMENDMENT PROPOSAL.

PROPOSAL 5: APPROVAL OF AN ADJOURNMENT OF THE SPECIAL MEETING
The Board believes that, if the number of votes cast in favor of each of the previous proposals is insufficient to approve such proposals, it is in the best interests of the Company and its stockholders to enable the Company to continue to seek to obtain a sufficient number of additional votes to approve such proposals.
The Board is asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning the Special Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of each proposal.
Required Vote
Approval of the adjournment of the Special Meeting requires the affirmative vote of a majority of votes cast (excluding abstentions and broker non-votes) on this proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information known to Volato Group regarding the beneficial ownership of common stock by:
•	each person who is the beneficial owner of more than 5% of the outstanding shares of common stock;
•	each of Volato Group’s named executive officers and directors; and
•	all of Volato Group’s named executive officers and directors as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options, warrants and rights that are currently exercisable or exercisable within 60 days.
The beneficial ownership of common stock is based on 29,534,339 shares of common stock issued and outstanding as of September 3, 2024.
Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Shares of Outstanding Common Stock
Greater than 5%
PROOF Acquisition Sponsor I, LLC(1)	5,507,813	18.65%
Vellar Opportunities Fund Master, Ltd.(2)	1,512,946	5.12%
Directors and Named Executive Officers(3)
Matthew Liotta(4)	5,023,321	17.01%
Nicholas Cooper(5)	3,466,153	11.74%
Christopher Burger(6)	40,863	*
Michael Nichols(7)	81,868	*
All directors and named executive officers as a group (4 individuals)	8,612,205	29.16%
*	Less than 1%.
(1)
The business address of this beneficial owner is 11911 Freedom Drive, Suite 1080, Reston, VA 20190. 16,421 of its shares were forfeit to PACI in connection with the closing of the Business Combination.

(2)
The shares beneficially owned by Vellar Opportunities Fund Master, Ltd. (“Vellar”) include shares with shared voting and dispositive power with each of the following affiliates of Vellar: Cohen & Company LLC, Cohen & Company Inc. and Lester Brafman. The business address of each of these owners is 3 Columbus Circle, Suite 2400, New York, New York 10019. The foregoing information was derived from a Schedule 13G/A filed with the SEC on February 14, 2024.

(3)
The business address of each of our officers and directors is 1954 Airport Road, Suite 124, Chamblee, Georgia 30341. Keith Rabin, our former President and one of our named executive officers for the fiscal year ended December 31, 2023, resigned from his position as of July 19, 2024.

(4)
Mr. Liotta beneficially owns (i) 3,466,153 shares of common stock held by Argand Group LLC in which Mr. Liotta holds shared voting and dispositive power, (ii) 1,322,118 shares of common stock held by PDK Capital, LLC in which Mr. Liotta has sole voting power and shares dispositive power with his spouse, Jennifer. Liotta, (iii) 900 shares of common stock, (iv) 146,910 shares of common stock underlying options exercisable, (v) 90 shares of common stock held by Ms. Liotta, and (vi) 88,140 shares of common stock underling options exercisable held by Ms. Liotta.

(5)	Mr. Cooper beneficially owns 3,446,153 shares of common stock held by Hoop Capital LLC in which Mr. Cooper holds shared voting and investment power.
(6)	Mr. Burger beneficially owns 8,813 shares of common stock underlying options exercisable.
(7)	Mr. Nichols beneficially owns 44,069 shares of common stock underlying options exercisable.

WHERE YOU CAN FIND MORE INFORMATION
We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public from commercial document retrieval services and at the website maintained by the SEC at http://www.sec.gov. You may also access any document we file with the SEC on our website at https://flyvolato.com/ under the “Investor Relations” menu.
You should rely on the information contained in this document to vote your shares at the Special Meeting. We have not authorized anyone to provide you with information that is different from what is contained in this document. This document is dated September 3, 2024. You should not assume that the information contained in this document is accurate as of any date other than that date, and the mailing of this document to stockholders at any time after that date does not create an implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make such proxy solicitations in such jurisdiction.
We will provide without charge upon written or oral request, paper copies of our proxy materials, including our 2023 Annual Report. Requests for such copies should be addressed to:
Volato Group, Inc.
1954 Airport Road, Suite 124
Chamblee, Georgia 30341
844-399-8998
Attention: Secretary
IMPORTANT NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS
We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice of Internet Availability and, if applicable, our proxy materials to multiple stockholders who share the same address, unless we have received contrary instructions from one or more of such stockholders. This procedure reduces our printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice of Internet Availability and, if applicable, our proxy materials to any stockholder at a shared address to which we deliver a single copy of any of these materials. This request may be submitted by contacting Volato Group, Inc. at the address listed above. We will deliver those documents to such stockholder promptly upon receiving the request.
OTHER BUSINESS
The Board knows of no business to be brought before the Special Meeting which is not referred to in the accompanying Notice of Special Meeting. Should any such matters be presented, the persons named in the proxy shall have the authority to take such action in regard to such matters as in their judgment seems advisable. If you hold shares through a broker, bank or other nominee as described above, they will not be able to vote your shares on any other business that comes before the Special Meeting unless they receive instructions from you with respect to such matter.

Annex A
Reverse Stock Split Amendments
Volato Group, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:
FIRST:
That, at a meeting of the Board of Directors of the Corporation, resolutions were duly adopted recommending and declaring advisable that the Second Amended and Restated Certificate of Incorporation of the Corporation be amended and that such amendments be submitted to the stockholders of the Corporation for their consideration, as follows:

RESOLVED, that Section 4.1 of Article IV of the Second Amended and Restated Certificate of Incorporation of the Corporation, as amended and/or restated to date, be amended and restated in its entirety to read as follows:
“Section 4.1 Authorized Capital Stock: That, effective as of 5 p.m. Eastern Time on the date this Certificate of Amendment of Second Amended and Restated Certificate of Incorporation is filed with the Office of the Secretary of State of the State of Delaware (the “Effective Time”), a one for [•]1 reverse stock split of the Corporation’s Class A Common Stock (as defined below) shall become effective, pursuant to which each [•]1 shares of Class A Common Stock outstanding and held of record by each stockholder of the Corporation (including treasury shares) immediately prior to the Effective Time shall be reclassified and combined into one validly issued, fully paid and nonassessable share of Class A Common Stock automatically and without any action by the holder thereof upon the Effective Time and shall represent one share of Class A Common Stock from and after the Effective Time (such reclassification and combination of shares, the “Reverse Stock Split”). The par value of the Class A Common Stock following the Reverse Stock Split shall remain at $0.0001 per share. No fractional shares of Class A Common Stock shall be issued as a result of the Reverse Stock Split. In lieu thereof, stockholders of record who would otherwise hold fractional shares because the number of shares of Class A Common Stock they hold before the reverse stock split is not evenly divisible by the reverse stock split ratio will be rounded up to the nearest whole share of Class A Common Stock.
The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue is 81,000,0002, consisting of two classes as follows:
a)	80,000,000[3] shares of Class A common stock (the “Class A Common Stock”); and
b)	1,000,000 shares of preferred stock (the “Preferred Stock”).”
The number of authorized shares of Class A Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares of such class or series thereof then outstanding) by the affirmative vote of the holders of capital stock representing a majority of the voting power of all the then-outstanding shares of capital stock of the Corporation entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the DGCL, and no vote of the holders of Class A Common Stock or Preferred Stock voting separately as a class shall be required therefor, unless a vote of any such holder is required pursuant to this certificate of incorporation (as heretofore amended, this “Certificate of Incorporation”) or any Preferred Stock Designation (as defined below) designating a series of Preferred Stock.
1 Shall be a whole number between and including five and thirty, which number is referred to as the “Reverse Split Factor” (it being understood that any Reverse Split Factor within such range shall as well as the related variations described in footnotes 2, 3 and 4, together with the remaining provisions of this Certificate of Amendment not appearing in brackets, constitute a separate amendment being approved and adopted by the Board of Directors and stockholders of the Corporation in accordance with Section 242 of the Delaware General Corporation Law).
2 If the both the Reverse Stock Split Proposal and the Authorized Share Increase Proposal are approved, this figure shall be increased to 201,000,000.
3 If the both the Reverse Stock Split Proposal and the Authorized Share Increase Proposal are approved, this figure shall be increased to 200,000,000.
A-1

SECOND:	That, at a special meeting of stockholders of the Corporation, the aforesaid amendment was duly adopted by the stockholders of the Corporation.
THIRD:	That, the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.
***
IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its Chief Executive Officer on this [•] day of [•], 2024.
VOLATO GROUP, INC.

By:
Matthew Liotta
Chief Executive Officer
A-2

Annex B
Written Consent Amendment
Volato Group, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:
FIRST:
That, at a meeting of the Board of Directors of the Corporation, resolutions were duly adopted recommending and declaring advisable that the Second Amended and Restated Certificate of Incorporation of the Corporation be amended and that such amendments be submitted to the stockholders of the Corporation for their consideration, as follows:

RESOLVED, that Section 8.3 of Article VIII of the Second Amended and Restated Certificate of Incorporation of the Corporation, as amended and/or restated to date, be amended and restated in its entirety to read as follows:
Section 8.3 Action by Written Consent. Except as may be otherwise provided for or fixed pursuant to this Certificate of Incorporation (including any Preferred Stock Designation) relating to the rights of the holders of any outstanding series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation may be effected by a duly called annual or special meeting of such stockholders or by written consent of the stockholders in compliance with Section 228 of the DGCL in lieu of a meeting. Notwithstanding the foregoing, any action required or permitted by any Preferred Stock Designation to be taken by the holders of such series of Preferred Stock, voting separately as a series or separately as a class with one or more other such series, may be taken without a meeting, without prior notice and without a vote to the extent expressly so provided by the applicable Preferred Stock Designation relating to such series of Preferred Stock.
SECOND:	That, at a special meeting of stockholders of the Corporation, the aforesaid amendment was duly adopted by the stockholders of the Corporation.
THIRD:	That, the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.
***
IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its Chief Executive Officer on this [•] day of [•], 2024.
VOLATO GROUP, INC.

By:
Matthew Liotta
Chief Executive Officer
B-1

Annex C
Bylaws Amendment
Section 2.4 of Article II of the Company’s Second Amended and Restated Bylaws (the “Bylaws”) shall be deleted in its entirety and replaced with the following:
“Section 2.4. Quorum. Except as otherwise provided by applicable law, the Certificate of Incorporation of the Corporation, as the same may be amended or restated from time to time (the “Certificate of Incorporation”), or these Second Amended and Restated Bylaws, as the same may be amended from time to time (these “Bylaws”), the presence, in person or by proxy, at a stockholders meeting of the holders of shares of outstanding capital stock of the Corporation representing one third of the voting power of all outstanding shares of capital stock of the Corporation entitled to vote at such meeting shall constitute a quorum for the transaction of business at such meeting, except that when specified business is to be voted on by a class or series of stock voting as a class, the holders of shares representing one third of the voting power of the outstanding shares of such class or series shall constitute a quorum of such class or series for the transaction of such business. If a quorum shall not be present or represented by proxy at any meeting of the stockholders of the Corporation, the chairperson of the meeting may adjourn the meeting from time to time in the manner provided in Section 2.6 hereof until a quorum shall attend. The stockholders present at a duly convened meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the voting power of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation or any such other corporation to vote shares held by it in a fiduciary capacity.”
The remainder of the Bylaws shall remain unchanged and in full force and effect.
C-1

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on October 2, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/SOAR2024SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on October 2, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V56384-S96235

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VOLATO GROUP, INC.

The Board of Directors recommends you vote FOR the following proposals:	**For**	**Against**	**Abstain**
1. Approve Amendments to the Second Amended and Restated Certificate of Incorporation to Effect a Reverse Stock Split.	☐	☐	☐
2. Approve an Amendment to the Second Amended and Restated Certificate of Incorporation to Increase the Number of Authorized Shares of Class A Common Stock.	☐	☐	☐
3. Approve an Amendment to the Second Amended and Restated Certificate of Incorporation to Allow Stockholders to Act by Written Consent.	☐	☐	☐
4. Ratify an Amendment to the Second Amended and Restated Bylaws to Reduce the Quorum Requirement from a Majority to Thirty-Three and One-Third Percent (33-1/3%).	☐	☐	☐
5. Approve an Adjournment of the Special Meeting.	☐	☐	☐

NOTE: The proxies are authorized to vote on such other business as may properly come before meeting or any adjournment thereof.

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Proxy Statement is available at www.proxyvote.com.

V56385-S96235

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF VOLATO GROUP, INC.

The stockholder hereby appoints Matthew Liotta and Mark Heinen, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A Common Stock of Volato Group, Inc. that the stockholder is entitled to vote and, in his discretion, to vote upon such other business as may properly come before the Special Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/SOAR2024SM at 9:00 a.m., Eastern Time, on Thursday, October 3, 2024 or any adjournment or postponement thereof, with all powers which the stockholder would possess if present at the Special Meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR PROPOSAL 1, FOR PROPOSAL 2, FOR PROPOSAL 3, FOR PROPOSAL 4 AND FOR PROPOSAL 5 AS WELL AS IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

(Continued and to be marked, dated and signed, on the other side)